Income tax expense	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
Income tax expense	Income tax expense (benefit)

	Year Ended December 31,
(in KUSD)	2022	2021	2020
Current:
Current income taxes for the year	3,145	3,644	417
Current income tax (benefit) expense related to prior years	(1,298)	926	(90)
Total current income tax expense	1,847	4,570	327
Deferred:
Recognition of previously unrecognized tax credits	11	(22,745)	—
Origination and reversal of tax credits	(1,080)	(2,311)	—
Other	361	(993)	—
Total deferred income tax benefit	(708)	(26,049)	—
Income tax expense (benefit)	1,139	(21,479)	327
The Group's expected tax expense for each year is based on the applicable tax rate in each individual jurisdiction, which in 2022 ranged between 13.65% and 21.0% (2021: between 13.70% and 21.0%; 2020: between 13.68% and 21.0%) in the tax jurisdictions in which the Group operates. The weighted average tax rate applicable to the profits of the consolidated entities was 13.1% (2021: 13.4%; 2020: 13.8%). This decrease is due to changes in the mix of the taxable results and the changes in tax rates of the individual group companies.
The tax on the Group's net loss before tax differs from the theoretical amount that would arise using the weighted average applicable tax rate as follows:

	Year Ended December 31,
(in KUSD)	2022	2021	2020
Loss before taxes	154,661	251,505	245,963
Pre-tax book income at the applicable statutory rate	20,191	34,060	33,319

Tax effects of:
Tax losses for which no deferred income tax asset is recognized	(18,908)	(31,138)	(26,112)
State income taxes - U.S.	654	2,704	—
Recognition of previously unrecognized R&D tax credits and deductible temporary differences	22	22,270	—
R&D tax credit - U.S.	6,110	7,232	546
Non-deductible expenses	(8,023)	(13,665)	(8,166)
Other	(1,185)	16	86
Income tax (expense) benefit	(1,139)	21,479	(327)
During 2022, the Group recorded a gain of KUSD 1,298 in connection with its prior year tax liability (KUSD 926 charge in 2021). Of this total, KUSD 1,149 represents income tax benefit recognized upon filing the Group’s 2021 income tax returns. This impact is reflected in the State income taxes – U.S. (KUSD 890) and Other (KUSD 259) line items in the effective tax rate reconciliation above. The remaining gain of KUSD 149 was recorded to adjust the 2020 tax liability resulting from the Group’s decision that the treatment associated with the timing of intercompany expenses was not probable to be sustained upon examination (KUSD 926 charge in 2021). This gain represents income tax benefit recognized upon filing an amended income tax return. In addition, during 2022, the Group increased its deferred tax assets by KUSD 446 (KUSD 2,783 reduction in 2021 to reflect the estimated impact on the deferred tax assets of filing the 2020 amended return) to reflect the impact of the amended filing on tax credit carryforwards. The total impact is reflected in Non-deductible expenses in the effective tax rate reconciliation above.